                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2003

                                   Keane, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Massachusetts                    001-7516                   04-2437166
--------------------------------------------------------------------------------
(State or other juris-             (Commission                 (IRS Employer
diction of incorporation           File Number)              Identification No.)

          100 City Square
             Boston, MA                                  02129
--------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (617) 241-9200

                        Ten City Square, Boston, MA 02129
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

     On June 12, 2003, Keane, Inc., a Massachusetts corporation ("Keane"), issued a press release announcing that it intends to offer $125 million (plus an option to purchase an additional $25 million) of Convertible Senior Debentures due 2013 (the "Debentures"), through a Rule 144A offering to qualified institutional buyers. A copy of this press release is attached hereto as Exhibit 99.1.

     Also on June 12, 2003, Keane issued a press release announcing that its Board of Directors had authorized Keane to repurchase an additional 3 million shares of its common stock over the next 12 months. A copy of this press release is attached hereto as Exhibit 99.2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 12, 2003             KEANE, INC.

                                 By:  /s/ John J. Leahy
                                      ------------------------------------
                                      John J. Leahy
                                      Senior Vice President - Finance and
                                      Chief Financial Officer



                                 EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

 99.1              Press release dated June 12, 2003
 99.2              Press release dated June 12, 2003